SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by party other than the registrant [_]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Exchange Act Rule 14a-11 or Rule 14a-12

    VITECH AMERICA, INC.
-------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------
      (Name of Person(s) Filing Proxy Statement, If Other than Registrant)

Payment of filing fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and 0-11

(1)    Title of each class of securities to which transaction applies:

--------------------------
(2)    Aggregate number of securities to which transactions applies:

--------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:


---------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:


----------------------------
(2)       Form, schedule or registration statement no.:


----------------------------
(3)       Filing party:


----------------------------

(4)       Date filed:

                              VITECH AMERICA, INC.
              8807 Northwest 23rd Street, Miami, Florida 33172-2419

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 14, 1999


TO THE HOLDERS OF THE COMMON STOCK:

         PLEASE TAKE NOTICE that the 1999 Annual  Meeting of  Shareholders  (the
"Annual Meeting") of Vitech America, Inc., a Florida corporation (the "Company"), will be held at Holiday Inn Westside Corporate Center, 3255 NW 87th Avenue, Miami, Florida 33172 on Monday, June 14, 1999 at 9:00 a.m., Eastern Standard Time, or at any and all adjournments thereof, for the following purposes:

         (1) To elect six directors to our Board of Directors to hold office until our 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Pannell Kerr Forster PC as auditors of our financial statements for the fiscal year ending December 31, 1999; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Our Board of Directors has fixed the close of business on April 21, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Our financial statements for the fiscal year ended December 31, 1998 are included in our accompanying Annual Report. The Annual Report does not form any part of the material for the solicitation of proxies.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

                                            By Order Of The Board Of Directors,

                                            EDWARD A. KELLY, Secretary

Miami, Florida
May 10, 1999

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              VITECH AMERICA, INC.
                           8807 Northwest 23rd Street
                            Miami, Florida 33172-2419

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

        The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vitech America, Inc, a Florida corporation (the "Company"), of proxies for use at the 1998 Annual Meeting of Shareholders ("Annual Meeting") to be held at Holiday Inn Westside Corporate Center, 3255 NW 87th Avenue, Miami, Florida 33172 on Monday, June 14, 1999 at 9:00 a.m., Eastern Standard Time, or at any and all adjournments thereof. The cost of this solicitation will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Annual Report of the Company for the fiscal year ended December 31, 1998 is being mailed together with this Proxy Statement and form of Proxy. The date of mailing of this Proxy Statement and form of Proxy is approximately May 10, 1999

                       OUTSTANDING STOCK AND VOTING RIGHTS

        The Board of Directors has fixed the close of business on April 21, 1999, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date, on which the transfer books of the Company remained open, will be entitled to vote. A shareholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a shareholder may have given a proxy, such shareholder may nevertheless attend the meeting, revoke the proxy and vote in person. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the directors. Ratification of appointment of the Company's auditors and any other matter that may be submitted to a vote of the Shareholders, will require the affirmative vote of a majority of the shares of the Company's Common Stock at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws.

        As of April 21, 1999, the record date for determining the shareholders of the Company entitled to vote at the Annual Meeting, 14,635,655 shares of the Common Stock of the Company, no par value per share ("Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the ratification of the appointment of the Company's independent auditors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT



        The following table sets forth Common Stock ownership information as of April 21, 1999, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and named executive officer of the Company and (iii) all directors and executive officers of the Company as a group:

                                                                 Percentage
                                                                Beneficially
Name and Address of Beneficial Owner (1)  Number of Shares         Owned (2)
----------------------------------------  ----------------     ----------------
Georges C. St. Laurent, III                6,432,610 (3)            38.5%

William C. St. Laurent                     6,167,475 (4)(5)         37.1%

Joseph K. Meyer                              546,922 (6)             3.7%
    1190 Pioneer Tower
    8888 Southwest Fifth Avenue
    Portland, OR  97204

Touma Makdassi Elias                          91,407 (7)             *

H.R. Shepherd                                 67,000 (8)             *
    705 B Weed Street
    New Canaan, CT  06840

William Robin Blackhurst                      21,000 (9)             *
    Rua Prof. Joao Barreto, 72
    Sao Conrado, Rio de Janeiro
    22610-200, Brazil

Edward A. Kelly                               64,300 (10)            *

Georges C. St. Laurent, Jr.                2,968,587 (11)           19.8%
    5115 Dubois Avenue
    Vancouver, WA 98661

All directors and named executive         13,390,714 (12)           70.6%
    officers as a group (7 persons)

--------------------
*         Less than 1%
(1)       Unless otherwise   indicated,   the  address  of  each of the listed
          beneficial owners identified is c/o Vitech America, Inc., 8807 N.W. 23rd Street, Miami, Florida 33172. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised. As of April 21, 1999 there were 14,635,655 shares of Common Stock outstanding.
(3)       Includes options to purchase 2,075,700 shares of Common Stock.
(4) Includes 2,771,658 shares of Common Stock held by Wolf Partners, a family Limited Partnership of which William C. St. Laurent is the general partner.
(5)       Includes options to purchase 1,994,300 shares of Common Stock.

(6) Includes options and warrants to purchase 94,296 shares of Common Stock and an option to convert a promissory note into 20,000 shares of Common Stock.

(7)       Includes options to purchase 21,000 shares of Common Stock.


(8)       Includes options to purchase 43,000 shares of Common Stock.
(9)       Includes options to purchase 21,000 shares of Common Stock.
(10)      Includes options to purchase 59,540 shares of Common Stock.
(11)      Includes  options and  warrants to purchase  382,827  shares of Common
          Stock.
(12)      See notes (3)-(10) above.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been complied with for the period to which this proxy relates.

                         ELECTION OF DIRECTORS; NOMINEES

          Six individuals have been nominated to serve as Directors for the ensuing year and until their successors shall have been duly elected and qualified. The persons named in the accompanying proxy have advised management that unless authority is withheld in the proxy, they intend to vote FOR the election of the individuals listed in the table on the following page. Management does not contemplate that any of the nominees named in the table will be unable, or will decline, to serve; however, if any of the nominees is unable to serve or declines to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion. The following table sets forth certain information with respect to each nominee for election to the Board of Directors. All of the nominees currently serve as Directors of the Company. A summary of the background and experience of each nominee is set forth in the paragraphs following the table.

                              Nominees For Election
                              ---------------------

Name                                      Age         Position
----                                      ---         --------

Georges C. St. Laurent, III(2)            38          Chairman of  the Board  of
                                                      Directors and Chief
                                                      Executive Officer

William C. St. Laurent(1)                 34          President, Chief Operating
                                                      Officer, and  Director

Joseph K. Meyer(1)(2)                     43          Director

H.R. Shepherd(1)(2)                       77          Director

Touma Makdassi Elias(2)                   53          Director

William Robin Blackhurst(1)               64          Director


------------------
(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee

          Georges C. St. Laurent III. Mr. St. Laurent has served as Chairman of the Board and Chief Executive Officer of Vitech since 1993. Between 1986 and January 1993, Mr. St. Laurent operated a proprietary firm, GSL Trading Co., Miami, Florida, which was engaged in the re-manufacturing of computer hardware for sale to Brazil and other countries in Latin America. Between 1986 and 1993, Mr. St. Laurent was also an officer and principal shareholder of TNT Systems Inc., which was a computer parts broker selling to customers in Latin America and the U.S. Between 1983 and 1986, Mr. St. Laurent was a member of the Chicago Mercantile Exchange and was engaged in trading activities for his proprietary account specializing in currency options and futures market making. Since 1986 to the present, Mr. St. Laurent has been a director of Clinica Kirpalmar, a not-for-profit Latin American medical foundation. Mr. St. Laurent graduated from Yale University in 1982 with a B.S. in Molecular Biology. Georges C. St. Laurent III is the brother of William C. St. Laurent.

          William C. St. Laurent. Mr. St. Laurent has served as President and Chief Operating Officer of Vitech and a Director since 1993. Mr. St. Laurent has also served as Vice Chairman of the Board of Directors of the Western Bank of Oregon from January 1989 through January 1996. Mr. St. Laurent previously owned several private foods processing companies located in Oregon from 1988 to 1992. Mr. St. Laurent graduated from Cornell University in 1986 with a B.S. in Hotel Administration. Mr. St. Laurent also owns 100% of the voting shares of Vitoria Tecnologia S.A., which was the primary customer of the Company from inception until Vitoria Tecnologia S.A. ceased operations in March of 1996. William C. St. Laurent is the brother of Georges C. St. Laurent III.

          Joseph K. Meyer. Mr. Meyer has been a director of Vitech since November 1996. Mr. Meyer has served as President and Chief Executive Officer of Compass Advisors, Inc., an institutional financial and investment consulting firm since 1991. Mr. Meyer is also Managing Director of Compass Partners, LLC, an investment advisory and money management firm, principally investing outside the United States. Mr. Meyer also serves as Managing Member and Principal of CAI Tradex, LLC, which provides fully-disclosed securities brokerage services to institutional clients. Prior to 1991 Mr. Meyer was First Vice President and Senior Consultant at Kemper Securities Group, Inc. and Kemper Consulting Group, respectively.

          H.R. Shepherd. Mr. Shepherd has been a director of Vitech since November 1996. Since 1993, Mr. Shepherd has served as special advisor to the Chairman of Medeva PLC, an international pharmaceutical company. From 1955 to 1993 Mr. Shepherd served as Founder and Chairman of Armstrong Pharmaceuticals, previously known as Aerosol Techniques, a pharmaceutical drug delivery company which was acquired by Medeva PLC. Mr. Shepherd presently is the Chairman of the Albert F. Sabin Vaccine Foundation.

          Touma Makdassi Elias. Mr. Elias has been a director of Vitech since July 1997. Mr. Elias founded Microtec Sistemas Industria e Comercio S.A. in 1982 and is credited with the manufacture of the first personal computer clone in Brazil in 1983. Mr. Elias worked at Microtec from its inception until its purchase by Vitech in 1997. Mr. Elias holds a Bachelor of Science degree from Utah State University, a Master of Science in Electrical Engineering from California State University in San Jose, and a Ph.D. in Electronic System Design from the Cranfield Institute of Technology in Cranfield, England.

          William Robin Blackhurst. Mr. Blackhurst has served as Director of Vitech since January 1998. Mr. Blackhurst retired in 1997 after serving as managing director for the Sao Paulo office of UBS Securities LLC since 1994. Prior to 1994, Mr. Blackhurst was engaged in managerial positions at Banco Multiplic S.A., ACP (Automated Call Processing), Inc. and Brazil Venture Capital Partic. Ltda. Mr. Blackhurst holds a Master of Arts degree in Law from the Balliol College, Oxford University in England.

         Executive Officers

         A summary of the background and experience of each executive officer, other than Georges C. St. Laurent, III and William C. St. Laurent is set forth below in the paragraphs following the table. The background and experience of Georges C. St. Laurent, III and William C. St. Laurent are described in the section captioned "Election of Directors; Nominees." All executive officers serve at the discretion of the Board of Directors.

         Edward A. Kelly, age 31. Mr. Kelly has served as the Chief Financial Officer of Vitech since June 1997. Prior to his appointment as Chief Financial Officer, Mr. Kelly had served as Vitech's Corporate Controller since June 1996. Mr. Kelly graduated from the University of Florida with a Bachelor of Science Degree in Finance and holds a Master of Business Administration from the University of Florida. Prior to joining Vitech, Mr. Kelly worked with a seed capital fund that assisted start-up technology companies by providing capital in the form of direct equity investments and provided management consulting services. Prior to that, Mr. Kelly worked in the cellular industry with Bell South Mobility, Inc.

Meetings and Committees of the Board of Directors

         During the Company's fiscal year ended December 31, 1998, the Company's Board of Directors held four (4) meetings and took action an additional one (1) time by unanimous written consent. Each member of the Board participated in each action of the Board.

         The Board of Directors of the Company has established a Compensation Committee and an Audit Committee. The Compensation Committee administers the Company's stock option plan and makes recommendations to the full Board of
Directors concerning compensation, including incentive arrangements, of the Company's officers and key employees. The members of the Compensation Committee are Georges C. St. Laurent, Joseph K. Meyer, Touma M. Elias and H.R. Shepherd. During the year ended December 31, 1998, the Compensation Committee held one (1) meeting. The Audit Committee reviews the engagement of the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls. The members of the Audit Committee are William St. Laurent, Joseph K. Meyer, William Robin Blackhurst and H.R. Shepherd. During the year ended December 31, 1998, the Audit Committee held one (1) meeting. The Compensation Committee and the Audit Committee consist of a majority of independent directors.

         Directors who are not employees of the Company are paid $2,500 per meeting for serving as directors.


                             EXECUTIVE COMPENSATION

         The following table sets forth information relating to the compensation paid by the Company for the past three fiscal years to: (i) the Company's Chairman and Chief Executive Officer; and (ii) each of the Company's executive officers who earned more than $100,000 during the fiscal year ended December 31, 1998 (collectively, the "Named Executive Officers"):

                                                                      Stock    All Other Annual
Name and Principal Position       Year      Salary      Bonus     Options (#)    Compensation
---------------------------       ----      ------      -----     -----------    ------------
Georges C. St. Laurent, III,      1998     $240,000     $50,000      --              --
   Chairman of the Board          1997     $240,000     --           --              --
   and Chief Executive            1996     $240,000     --           2,040,000       --
   Officer

William C. St. Laurent,           1998     $240,000     $50,000      --              --
    President and                 1997     $240,000     --           --              --
    Chief Operating Officer       1996     $240,000     --           1,960,000       --

Edward A. Kelly                   1998     $100,000     $18,063      --              --
    Chief Financial               1997      $68,500     $13,000      27,500          --
    Officer                       1996      $28,600*    --           8,800           --

------------------
* partial year

         The Company maintains keyman life insurance on the life of each of Georges C. St. Laurent, III and William C. St. Laurent in the amount of $2,000,000 payable to the Company.

Option Grants in Last Fiscal Year

         No stock options were granted to the Named Executive Officers during the year ended December 31, 1998.

Aggregated Fiscal Year-End Options Value Table

         The table below sets forth certain information pertaining to unexercised stock options held by the Named Executive Officers during the year ended December 31, 1998. No Stock Options were exercised by the Named Executive Officers during the year ended December 31, 1998.

                                                         Number of Unexercised Options    Value of Unexercised In-the-Money
                                                          Held  at December 31, 1998       Options  at  December 31, 1998
                                  Shares                 -----------------------------    ---------------------------------
                               Acquired on     Value
Name                            Exercise     Realized    Exercisable    Unexercisable      Exercisable     Unexercisable
----                            --------     --------    -----------    -------------      ------------    -------------
Georges C. St. Laurent, III        0             0        2,075,700          0               $730,422            0
William C. St. Laurent             0             0        1,994,300          0               $701,778            0
Edward A. Kelly                    0             0           34,540          0               $152,174            0

---------------------
(1) The closing price for the Company's Common Stock as reported by the Wall Street Journal on December 31, 1998 was $15.50 and $11.50 on April 26, 1999.

1996 Stock Option Plan

         The 1996 Stock Option Plan provides for the grant of options to purchase up to 550,000 shares of Common Stock to employees, officers, directors, and consultants of the Company. Options may be either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the Code ), or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants, and others, as well as to employees of the Company. The plan is in addition to the currently outstanding options to purchase 990,000 shares of Common Stock that Georges C. St. Laurent III and William C. St. Laurent have elected to reserve for the transfer to employees of the Company.

         The Plan is administered by the Compensation Committee of the Board of Directors, which determines, among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option, and the option exercise price.

         The exercise price of an incentive stock option may not be less than the fair market value per share of Common Stock on the date the option is granted. The exercise price of a non-qualified option may be established by the Board of Directors (or the Compensation Committee). The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a 10% Shareholder ) shall be eligible to receive any incentive stock options under the Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitations.

         Incentive stock options may not be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option may be exercised only by the optionee. In the event of termination of employment for cause or voluntary termination of employment by the optionee, the option will expire upon such termination. In the event of termination of employment other than by death or disability, for cause, or voluntary termination by the optionee, the optionee will have no more than thirty days after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Board of Directors. Upon termination of employment of an optionee by reason of death or permanent and total disability, such optionee s options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.


         Options under the Plan must be issued within ten years from August 20, 1996, the effective date of the Plan. Incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant. Incentive stock options issued to a 10% Shareholder are limited to five year terms. Options granted under the Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, if so provided in an optionee s grant, such optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his or her stock options with no additional investment other than the consideration paid for the purchase of such optionee s original shares.

         Any unexercised options that expire or that terminate upon an employee s ceasing to be employed by the Company become available again for issuance under the Plan.

         The Plan may be terminated or amended at any time by the Board of Directors, except that the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan may not be increased without the consent of the shareholders of the Company.

         As of the date of this report, options for 255,827 shares of Common Stock have been issued pursuant to this plan. Such options were issued to employees, directors and consultants of the Company at exercise prices ranging from $8.18 to $16.36 per share.

Employment Agreements

         Messrs. Georges C. St. Laurent, III and William C. St. Laurent were parties to separate three-year employment agreements which terminated on December 31, 1998. The Company and Messrs. St. Laurent and St. Laurent are currently discussing terms for new employment agreements. Messrs. St. Laurent and St. Laurent presently draw a salary at the rate of $240,000 per annum.

Board Compensation Committee Report or Executive Compensation

         The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under either of such Acts.

         The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses. The Compensation Committee currently consists of Messrs. Joseph K. Meyer, Georges C. St. Laurent, III, Touma M. Elias and H.R. Shepherd, Messrs. Meyer and Shepherd are non-employee directors of the Company. Mr. St. Laurent does not vote on or participate in discussions concerning his compensation.

         In determining the compensation of the Company's Executive officers, the Compensation Committee takes into account all factors which it considers relevant, including the business conditions in general and in the Company's line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, and the performance of the specific executive officer under consideration and the business area of the Company for which such executive officer is responsible. The structure of each
executive   compensation   package  is  weighted   toward
incentive forms of compensations, including stock options, so that such executive's interest are aligned with the interests of the shareholders of the Company. The Compensation Committee believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to shareholders in the success of the Company. The Compensation program for the executive officers in 1998 consisted of base salaries, cash bonuses and stock option grants and reimbursement of certain business related expenses.


         To the extent readily determinable, another factor the Compensation Committee considers when determining compensation is the anticipated tax treatment to the Company and to the executive officer of various payments and benefits. For example, some types of compensation plans and their deductibility by the Company depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Further interpretations of, and changes in the tax laws and other factors beyond the Compensation Committee's control also could affect the deductibility of compensation.

                                               Compensation Committee

                                               Joseph K. Meyer, Chairman
                                               Georges C. St. Laurent, III
                                               H.R. Shepherd
                                               Touma M. Elias

Stock Performance Graph

                 COMPARISON OF 26 MONTH CUMULATIVE TOTAL RETURN
        AMONG VITECH AMERICA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ COMPUTER MANUFACTURER INDEX



300

                                                                  X

250



200
                                                                  X

                                          X
150                                                               X
                                          X

                      X
100        X

                      X

50



0
--------------------------------------------------------------------------------
          10/96     12/96               12/97                    12/98

--------------------------------------------------------------------------------
VITECH AMERICA INC.                  NASDAQ STOCK MARKET (U.S.)

NASDAQ COMPUTER MANUFACTURER
--------------------------------------------------------------------------------


* $100 INVESTED ON 10/31/96 IN STOCK OR INDEX-
  INCLUDING REINVESTING OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                              CERTAIN TRANSACTIONS

         On June 26, 1997, the Company issued a senior convertible note to GSL Jr. for the principal amount of $10,000,000, which had a term of two years and a 10% per annum coupon, payable monthly. The note was convertible into Common Stock at the rate of one share for each $13.64 of principal. The proceeds from this note were used for the acquisition of Microtec and for general working capital purposes. On July 15, 1998, GSL Jr. converted this note into an aggregate of 755,333 shares, which included an additional 22,000 shares as an incentive for GSL Jr. to convert such note.

         On August 19, 1997, the Company entered into a loan agreement with GSL Jr. for a principal amount of up to $10,000,000 to be evidenced by senior convertible notes. Each note had a two year term and accrued interest at the annual rate of 10%, payable monthly, and was convertible into Common Stock at the rate of one share for each $14.64 of principal. On August 19, 1997, the Company issued the first of such notes for the principal amount of $5,000,000. On October 10, 1997, the Company issued the second of such notes for the principal amount of $5,000,000. The proceeds of the notes were used for general working capital purposes. On July 15, 1998, GSL Jr. converted these notes into an aggregate of 703,727 shares, which included an additional 21,497 shares as an incentive for GSL Jr. to convert such note.

         During the fourth quarter of 1998, the Company received a loan for $6.7 million from GSL Jr. The loan is evidenced by a promissory note and bears interest at the annual rate of 15% and is payable on demand. The loan is secured by certain assets of the Company. The Company used the proceeds from the loan for the repayment of the Notes that were put to the Company as discussed above.

         During 1998, the Company bought and sold products and services from/to ITC.net, an entity related through common ownership, valued in the amount of approximately $1.1 million. As of December 31, 1998, the Company had a payable outstanding to ITC.net of $329,548 which is included in trade accounts payable. Additionally, during 1998, the Company entered into a joint marketing agreement with ITC.net, whereby the two companies will cross sell each others products. In consideration for the joint marketing agreement, ITC.net granted to the Company s shareholders of record date March 1, 1999, warrants to purchase one share of ITC.net common stock for every share of the Company owned by the shareholder.

         In March 1999, the Company received a loan from GSL Jr. for the principal amount of $10 million. The loan bears interest at the annual rate of 15% and has a term of 120 days. The loan is evidenced by a promissory note and, at the makers option, can be exchanged for a convertible note should the loan not be repaid at maturity. In connection with this loan the Company issued to GSL Jr., warrants to purchase 300,000 shares of the common stock of the Company at an exercise price of $9.25 per share.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has approved and recommends the appointment of Pannell Kerr Forster PC as independent auditors of the Company for the fiscal year ending December 31, 1999.

         Although the Board of Directors of the Company is submitting the appointment of Pannell Kerr Forster PC for shareholder approval, it reserves the right to change the selection of Pannell Kerr Forster PC as auditors, at any time during the fiscal year, if it deems such change to be in the best interests of the Company, even after shareholder approval. One or more representatives of Pannell Kerr Forster PC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
         APPOINTMENT OF PANNELL KERR FORSTER PC AS INDEPENDENT AUDITORS
          OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by proxy to do otherwise.


                 SHAREHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                 COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders of the Company must be received by the Company, at its principal executive offices not later than January 5, 2000, for inclusion in the Proxy Statement and Proxy relating to the 2000 Annual Meeting of Shareholders.

         In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than March 21, 2000.

                     AVAILABILITY OF FORM 10-K ANNUAL REPORT

         Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and including related exhibits as filed with the Securities and Exchange Commission, are available without charge to shareholders upon request to Secretary, 8807 Northwest 23rd Street, Miami, Florida 33172-2419.

                                           By Order Of The Board Of Directors,

                                           EDWARD A. KELLY, Secretary
Miami, Florida
May 10, 1999

       This Proxy Is Solicited By And On Behalf Of The Board of Directors


                              VITECH AMERICA, INC.


            Proxy -- Annual Meeting of Stockholders -- June 14, 1999

         The undersigned, revoking all previous proxies, hereby appoint(s) William C. St. Laurent, with full power of substitution, to represent and to vote all Common Stock of Vitech America, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held in Miami, Florida on Monday, June 14, 1999, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below are expected to come before the meting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND FOR THE APPROVAL OF PROPOSALS
(2) AND (3).

(1)      Election   of  Georges C. St.  Laurent,  III,  William C. St.  Laurent,
         Joseph K. Meyer, H.R. Shepherd, Touma Makdassi Elias, William Robin Blackhurst as director of the Company.

         [ ]   VOTE FOR all nominees listed above,    [ ] VOTE WITHHELD from all
               except vote withheld from the                nominees.
               following nominees(s) (if any).

         ------------------------------------------

(2) Proposal to ratify the appointment of Pannell Kerr Forster PC as auditors of the Company's financial statements for the fiscal year ending December 31, 1999.

                  [  ]  FOR      [  ]  AGAINST          [  ]  ABSTAIN

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponement thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) AND "FOR" THE APPROVAL OF PROPOSAL (2).

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1998 Annual Report.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                                    ----------------------------------
                                    Signature

                                    ----------------------------------
                                    Signature If Held Jointly

                                    ----------------------------------
                                    (Please Print Name)

                                    ----------------------------------
                                    Number of Shares Subject to Proxy


Dated:  ________________________, 1999


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.